                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                               Warren G. Lichtenstein

Address:                            590 Madison Avenue, 32nd Floor
                                    New York, New York 10022

Designated Filer:                   Steel Partners II, L.P.

Issuer & Ticker Symbol:             JPS Industries, Inc. (JPST)

Statement for Month/Day/Year:       08/21/03

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